Exhibit 99.1 Enabling Solutions for Injectable Therapeutics August 2018 Xeris Pharmaceuticals, Inc. ©2017-2018 All Rights Reserved

Forward-looking Statements This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the therapeutic potential of our product candidates and the potential utility of our formulation platform technologies. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our launch and commercialization plans, our clinical results and other future conditions. The use of words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” and other similar expressions are intended to identify forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (express or implied) are made about the accuracy of any such forward-looking statements. These statements are also subject to a number of material risks and uncertainties that are discussed in the section entitled “Risk Factors” in the final prospectus related to Xeris’ initial public offering filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act, as well as discussions of potential risks, uncertainties, and other important factors in Xeris’ subsequent filings with the Securities and Exchange Commission. Any forward-looking statement herein speaks only as of the date on which it was made. Neither we, nor our affiliates, advisors, or representatives undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source. 2 Xeris Pharmaceuticals, Inc. ©2017-2018 All Rights Reserved

Xeris overview Xeris is a specialty pharmaceutical company leveraging its novel technology platforms to develop and commercialize ready-to-use injectable and infusible drug formulations Experienced Differentiated Leadership Technology Attractive Proven Market Business Model Opportunities 3 Xeris Pharmaceuticals, Inc. ©2017-2018 All Rights Reserved

Xeris executive team and investors



Paul Edick

Chairman and Chief Executive Officer

40 years in healthcare industry: Durata Therapeutics, MedPointe, Pharmacia, Searle, Baxter, Johnson & Johnson



John Shannon

Chief Operating Officer

33 years in healthcare industry: Catheter Connections, Durata Therapeutics, Baxter, Searle



Allison Wey

SVP, Investor Relations & Corporate Communications

30 years in healthcare industry and Wallstreet: Durata Therapeutics, Regulus, Par, Boron LePore, Bear Stearns



Beth Hecht

General Counsel and Corporate Secretary

25 years in healthcare industry: Auven Therapeutics, Durata Therapeutics, Sun Products, MedPointe, Warner Chilcott, ChiRex, Alpharma



Steve Prestrelski, Ph.D., MBA

Chief Scientific Officer

27 years in healthcare industry: Xeris Scientific Founder, Amylin, PowderJect, Alza



Barry Deutsch

Chief Financial Officer

28 years in healthcare industry: Shire, Baxalta, Baxter, Ovation Pharmaceuticals, Vector Securities, Salomon Brothers



Ken Johnson, Pharm.D.

Sr VP, Clinical Development, Regulatory, Quality Assurance and Medical Affairs

26 years in healthcare industry: Merck, Durata Therapeutics, Horizon Pharma, Takeda, Searle, Bristol-Myers Squibb

4
Xeris Pharmaceuticals, Inc. ©2017-2018 All Rights Reserved

Xeris has two formulation platforms designed to address challenges encountered in development of aqueous formulations

XeriSol™


xeris

Target Molecules:
small molecules and peptides

Goal: creating room-temperature stable, ready-to-use injectable liquid solutions

XeriJect™



Target Molecules:
mAbs and biologics

Goal: creating small volume, non-aqueous suspensions of dry powders (pastes)

High Spectrum Applicability

Drug Class	XeriSol™	XeriJect™
Small Molecule	✓	✓
Peptide	✓	✓
mAb		✓
Enzyme		✓
Fusion Protein		✓
Pegylated Protein		✓
Antibody Drug Conjugate		✓
Oncolytic Immunotherapy		✓

Key Xeris formulation attributes enable development of patient-friendly injectables

- Ready-to-use
- Room-temperature stability
- Highly concentrated formulations
- Co-delivery/Co-formulation

5
Xeris Pharmaceuticals, Inc. ©2017-2018 All Rights Reserved

Strong intellectual property

IP STRATEGY

Xeris' strategy as a platform company is to patent early and often to continue to strengthen our position in the non-aqueous formulation space. Castle/moat approach has led to numerous filings both at the platform and product levels.

PATENT COUNT

- 72 total patents globally, of which 13 are U.S. issued
- 81 patent applications pending globally, of which 13 are pending in the U.S.
- All patents are owned by Xeris
- Glucagon protection out to 2036



PRODUCT PATENTS
PLATFORM PATENTS
NON-AQUEOUS FORMULATION SPACE
XeriSol™ Glucagon DSP (composition of matter)
XeriSol™ Glucagon (method of use)
XeriSol™ Glucagon (method of making)
XeriSol™ Glucagon (method of administration)
XeriSol™ for Peptides
XeriSol™ for Small Molecules
Low-Dose Glucagon for Weight Control
XeriJect™ Base
XeriJect™ Cont 2
XeriJect™ Cont 1
XeriSol™ Glucagon (composition of matter)
Ultra-Rapid Acting Insulin
XeriSol™ Glucagon Bioavail.
XeriSol™ Diazepam
= Issued/Allowed

6
Xeris Pharmaceuticals, Inc. ©2017-2018 All Rights Reserved

Xeris has a robust pipeline across its ready-to-use portfolios

	Product Candidate	Indication	Development Stage				Next Milestone	
			Preclinical	Phase 1	Phase 2	Phase 3	Event	Expected Date
Ready-to-Use Glucagon for Hypoglycemia	Glucagon Rescue Pen	Severe Hypoglycemia	Phase 3				Submit NDA	3Q '18
Ready-to-Use Glucagon for Hypoglycemia	Self-Administered Glucagon	Post-Bariatric Hypoglycemia*	Phase 2a				Ph 2a Results (Closed Loop Pump) Initiate Ph 2b (Vial/Syringe)	1H '18 2H '18
Ready-to-Use Glucagon for Hypoglycemia	Continuous Glucagon	Congenital Hyperinsulinism*	Phase 2				Ph 2 Interim Efficacy Results	2H '18
Ready-to-Use Glucagon for Hypoglycemia	Continuous Glucagon	Hypoglycemia-Associated Autonomic Failure	Phase 2a				Ph 2a Results	1H '19
Ready-to-Use Products for Epilepsy and Diabetes	Self-Administered Glucagon	Exercise-Induced Hypoglycemia	Phase 2a				Initiate Ph 2b	2H '18
Ready-to-Use Products for Epilepsy and Diabetes	Diazepam	Acute Repetitive Seizures* Dravet Syndrome*	Preclinic				Ph 1 Results	1H '19
Ready-to-Use Products for Epilepsy and Diabetes	Pramlintide-Insulin	T1D / T2D Blood Sugar Control	Preclinic				Preclinical Results	1H '18

*Have received Orphan Drug Designation

- Additionally, bi-hormonal artificial pancreas program underway
- 505(b)(2) pathway being pursued for our product candidates

Xeris Pharmaceuticals, Inc. ©2017-2018 All Rights Reserved

Four strategic imperatives across the portfolio Primary focus on Glucagon Rescue Product Expand ready-to-use glucagon portfolio Develop Leverage additional technology ready-to-use out-licensing products opportunities 8 Xeris Pharmaceuticals, Inc. ©2017-2018 All Rights Reserved

Risk of hypoglycemia is a daily reality for people with diabetes Range of hypoglycemia Mild Moderate Severe (Level 1) (Level 2) (Level 3) Glycemic Criteria < 70 mg/dL < 54 mg/dL No specific threshold Requires fast-acting carbs and dose Serious, clinically Severe cognitive impairment requiring Description adjustment of glucose-lowering important hypoglycemia external assistance for recovery therapy Glucose Glucagon Treatment or any form of carbohydrate that contains glucose or IV Glucose • Hypoglycemia a daily concern for people with diabetes − T1D experience mild/moderate hypoglycemia 2x a week1 ▪ For 30-40%, glycemic level drops low enough to be severe 1-2x a year − 50% of T2D on insulin experience mild/moderate hypoglycemia 2x a month2 ▪ For ~21%, the glycemic level drops low enough to be severe 1x a year • Fear of hypoglycemia a critical deterrent to diabetes self-management and quality of life − Reaction can vary from increased vigilance to potentially immobilizing distress3 − Many run levels high to avoid hypoglycemic events3 1. McCrimmon et al, Hypoglycemia in Type 1 Diabetes, Diabetes Vol. 59, October 2010; 2. Edridge et al, Prevalence and Incidence of Hypoglycaemia in 532,542 People with Type 2 Diabetes on Oral Therapies and Insulin: A Systematic Review and Meta-Analysis of Population Based Studies, PLOS ONE | DOI:10.1371/journal.pone.0126427 June 10, 2015. 3. Martyn-Nemeth, Fear of hypoglycemia in adults with type 1 diabetes: impact of therapeutic advances and strategies for prevention - a review, Journal of Diabetes and Its Complications 30 (2016) 167–177 9 Xeris Pharmaceuticals, Inc. ©2017-2018 All Rights Reserved

There is an opportunity to both influence percent of patients prescribed glucagon as well as patient refill compliance rates

Glucagon Prescription Funnel by Patient Type[1]

Total Respondents (N=403)



TYPE 1
70%
62%
48%
31% drop off
% ever prescribed glucagon
% currently prescribed glucagon
% of patients perceived to have a filled glucagon prescription
TYPE 2
31%
25%
18%
42% drop off

Clinicians think ~75% of T1D and ~50% of T2D on insulin *should have* glucagon on hand[1]

Two of the most common reasons people don't renew glucagon prescriptions, are[2]

- Their clinician did not ask if they wanted a new kit
- Only ~50% are confident in someone administering the kit

QA2. For each patient type below, please answer the following: • For what percent have you ever prescribed glucagon? • For what percent do you currently prescribe glucagon? • What percent would you estimate currently has a fully functional, unexpired glucagon emergency kit?
QB1. Please indicate how you would prescribe glucagon if only the treatment option below was available
Q285. You answered that you do not currently own a glucagon kit but that you have owned one in the past. Why did you stop renewing your glucagon kit?

1. Healthcare Professional Perceptions Study (n=403), LRW, 2018; 2. Patient and Caregivers Perceptions Study (n=700), IPSOS, 2018.

10
Xeris Pharmaceuticals, Inc. ©2017-2018 All Rights Reserved

Glucagon rescue market opportunity is under penetrated

Market Opportunity Parameters	Sources	Current U.S. Market 2017	U.S. Market Need 2017
Type 1/2 drug-treated DM	Datamonitor, Epidemiology: Type 1 and Type 2 Diabetes Forecast 2015-2035	20.2M (18.9M T2 + 1.3M T1)	20.2M (18.9M T2 + 1.3M T1)
Type 1/2 insulin-treated DM	Datamonitor, Epidemiology: Type 1 and Type 2 Diabetes Forecast 2015-2035 CDC 2010-2012 National Health Interview Survey: ~23% of diagnosed-drug-treated T2DM take insulin +/- other (factored for T1DM)	5.6M (4.3M T2 + 1.3M T1)	5.6M (4.3M T2 + 1.3M T1)
Type 1/2 insulin-treated medically reasonable candidates for glucagon	All Insulins carry a Hypoglycemia Warning in PI → ADA 2017 Diabetes Guidelines: Glucagon should be prescribed for all individuals at increased risk of clinically significant hypoglycemia defined as blood glucose <54 mg/dL (3.0 mmol/L) We believe all T1 and 50% of T2 on insulin are medically reasonable candidates	~660K filled prescriptions	3.5M patients (2.2M T2 + 1.3M T1)
Unit volume	Current kit volume ~960K/yr, ~660K TRx (IQVIA, 2017) Symphony, 2017 suggests > 1 kit/pt Xeris market research suggests up to 3/pt at peak on average	960K Kits (~660K TRx or 1.5 kits/TRx)	7.0M Units (2 units/pt)
Price per unit	Analysource Pricing Database 2017, Lilly GEK list WAC is $281 in 2017 Historical GEK list WAC increase at avg. 9% twice per year, and 9%/year in 2016-17	$280	$280
U.S. Market Opportunity	Current U.S. Market 2017 - IQVIA 2017 reported sales U.S. Market Need 2017 - Units sold times price per unit	~$240M	~$2B

11
Xeris Pharmaceuticals, Inc. ©2017-2018 All Rights Reserved
xeris PHARMACEUTICALS

Epinephrine sales are almost ten-fold that of glucagon

	Severe Allergic Reaction (epinephrine)	Severe Hypoglycemia (glucagon)
Clinically Appropriate Patient Population*	5.2M patients[1,2]	3.5M patients
# of Units Sold (2017)	~8.2M pens[3]	~960K kits**[3]

*"Clinically appropriate patient population" in the allergy market is based on those patients who were deemed to have a very likely history of anaphylaxis. This definition required involvement of at least 2 organ systems, including respiratory systems, cardiovascular systems, or both, as well as seeking treatment in the emergency department and feeling their life was in danger
**Sales of Eli Lilly Glucagon Emergency Kits and Novo Nordisk GlucaGen

1. Wood, et al, Anaphylaxis in America: The prevalence and characteristics of anaphylaxis in the United States. *Journal of Allergy and Clinical Immunology*. February, 2014. 2. United States Census Bureau, World Bank (2016); 3. IQVIA, US NSP MAT Dec, 2017.

12
Xeris Pharmaceuticals, Inc. ©2017-2018 All Rights Reserved

We believe Xeris’ Rescue Pen would replace existing Glucagon Emergency Kits and clinicians would prescribe glucagon to more people across all patient types Demand Allocation Exercise with Current Glucagon Emergency Kit (GEK) Only 24% 43% 37% 55% 80% 77% Would Prescribe Current Glucagon Emergency Kit 76% 57% 63% Would NOT Prescribe 46% Available Treatment 20% 23% T1D Peds T1D Adult T2D Basal + Bolus T2D Basal + Sulf T2D Basal T2D NOT2D Insulin. No Insulin Orals + Sulf Orals + Sulf Demand Allocation Exercise with Current GEK and Xeris Rescue Pen (Saw Xeris Rescue Pen: N=202) 12% 21% 22% 19% 17% 15% Would Prescribe Current 23% Glucagon Emergency Kit 32% 38% 49% Would Prescribe Xeris 66% 65% Rescue Pen 65% 53% 45% Would NOT Prescribe Any 33% Available Treatments 13% 13% T1D Peds T1D Adult T2D Basal + Bolus T2D Basal + Sulf T2D Basal T2D NOT2D Insulin. No Insulin Orals + Sulf Orals + Sulf QB1 and QB2. Please indicate how you would prescribe glucagon if only the treatment option below was available Healthcare Professional Perceptions Study (n=403), LRW, 2018. 13 Xeris Pharmaceuticals, Inc. ©2017-2018 All Rights Reserved

Patients and caregivers prefer the described features of Xeris' Rescue Pen and are likely to ask their healthcare provider to prescribe

Patient Preference for Described Features of Xeris Rescue Pen vs Current GEK[1]


24%
76%
Xeris Rescue Pen
Current GEKs

% Likely to ask for a Xeris Rescue Pen Rx[1]


100%
80%
60%
40%
20%
0%
63%
87%
68%
54%
Definitely/Probably Would Ask
Total Respondents
T1D Caregivers
T1D Patients
T2D Patients

99% of clinicians report they would **prescribe glucagon** if their **patient requested it**[2]

Over 50% of people who DO NOT currently own a kit stated they would ask their healthcare provider for a Xeris Rescue Pen prescription[1]

Q460. Considering everything you have read about all of the below glucagon products, which one product do you prefer most? What would be your product of choice after your most preferred?
Q433. Considering everything you have just read, which statement best describes how you feel about asking a doctor / healthcare provider to prescribe PRODUCT X?
BE5. Would you write a prescription for glucagon if the patient or caregiver asked for it?

1. Patient and Caregivers Perceptions Study (n=700), IPSOS, 2018, 2. Healthcare Professional Perceptions Study (n=403), LRW, 2018.

14
Xeris Pharmaceuticals, Inc. ©2017-2018 All Rights Reserved

Future competitor analysis

- Primary concern with intranasal is absorption of full dose.
- Primary concern with Xeris Rescue Pen is it is an injection. However, subcutaneous administration is also associated with perceived efficacy benefits.[1]

Prescription Barriers: Top 3 Box on a 7-Pt Scale[2]

Total Respondents (N=403)


Least concerning
Xeris
Lilly
Zealand
Most concerning
10%
70%
Requires patients and their caregivers to learn a new method of administering glucagon
28%
31%
Route of administration is SC only (not IM)
22%
26%
Lower injection volume than current kits
21%
Still an injection
30%
36%
Shorter shelf life
45%
Worried full dose of intranasal powder may not be fully absorbed
48%
Single dose, applicable to both Peds and Adults
23%

Q297. Please now put yourself in the place of someone who would be administering a glucagon injection during a severe hypoglycemic event. If they could create the "ideal" glucagon kit based on the descriptors below, how important would each of them be? (% Selecting top 2 box)
QC4. How concerning is each aspect of [insert product]

1. Patient and Caregivers Perceptions Study (n=700), IPSOS, 2018, 2. Healthcare Professional Perceptions Study (n=403), LRW, 2018.

15
Xeris Pharmaceuticals, Inc. ©2017-2018 All Rights Reserved

Diabetes population is concentrated. Ten states (☆) account for almost 60% of national diabetes patients

National Distribution of Diabetes Patients[1]

% Adult Diabetes Patients (National)


1.9%
0.2%
0.1%
1.3%
1.2%
0.3%
0.2%
0.2%
1.4%
2.9%
0.6%
0.1%
8.3%
0.2%
New Hampshire
Massachusetts
4.0%
2.1%
3.7%
4.2%
1.9%
Rhode Island
0.9%
0.8%
1.3%
0.7%
1.8%
0.6%
2.9%
1.5%
New Jersey
Delaware
Maryland
15.5%
2.5%
2.7%
1.2%
1.0%
1.9%
0.7%
1.3%
0.7%
1.3%
3.3%
8.0%
1.6%
5.6%
United States
Baja California
Sonora
Chihuahua
Coahuila
Nuevo Leon
Baja California Sur
Sinaloa
Durango
% of Total Diabetes Population
NOTE: Midpoint set at national average of 2%
0.0%
16%

- Although rankings differ slightly, the same states are included in the top ten for both T1D and T2D patients
- Certified Diabetes Educator (CDE) concentration mirrors that of diabetes population[2]
  - 50% of CDE concentration overlaps in 9 of the 10 top states with the diabetes population

- Additionally, TX, FL, PA, OH, GA, and NC all demonstrate above average concentrations of diabetes patients (T1D and T2D combined) per capita

1. MMIT Formulary Analytics - June 2017; epidemiology & census data on file
2. https://www.ncbde.org/assets/1/7/StateCount0317.pdf/ Accessed Feb 16, 2018

16
Xeris Pharmaceuticals, Inc. ©2017-2018 All Rights Reserved

Drive awareness with clinicians and activate patients to ask for Xeris Glucagon Rescue Pen • 10 Regional Medical Affairs Directors • Leverage non-personal channels such as: • Targeting 60 sales reps − Direct-to-Consumer advertising • Target 8,000 clinicians − Press coverage ― Replace current GEKs: 3,000 clinicians who write − Social media 50% of current glucagon Rxs Digital presence ― Increase penetration: 5,000 high meal-time insulin − prescribers who under-prescribe glucagon − Traditional off-line channels • CDE in-service blitz at launch • Prioritize 10-13 key states Non- Field Force Personal Target Clinicians Activate Patients Patient • Engage with professional associations Associations Advocacy • Prelaunch - Activate advocacy groups as − Endo associations (ADA, AACE, ACE, etc.) Groups messengers to reach patients/caregivers − CDE associations (AADE, NCBDE, etc.) − JDRF − Internal Med associations (ACP, etc.) − T1D Exchange − CDN − TCOYD − CDC/NDEP − Diabetes Advocacy Alliance (DAA) 17 Xeris Pharmaceuticals, Inc. ©2017-2018 All Rights Reserved

Current GEKs have favorable market access Glucagon Rescue Kit Formulary Status 100% • Both currently marketed GEKs have high levels of unrestricted access in the 90% Commercial channel 80% − Lilly Glucagon - 97% 70% − Novo Glucagon – 92% 60% 50% • Novo Glucagon has relatively higher 40% Medicare coverage while Lilly has relatively higher Managed Medicaid 30% coverage 20% − Medicare: Novo 97% vs. Lilly 79% 10% unrestricted 0% − Managed Medicaid: Lilly 93% vs. Novo 71% • Both Glucagon Rescue Kits have high levels of unrestricted access in the State Medicaid channel − Lilly Glucagon: 95% − Novo Glucagon: 92% Preferred Covered PA/ST Not Covered • Current trends indicate relatively low- PA/ST = Prior Authorization/Step Therapy Required level of payor management of this category MMIT Formulary Analytics www.formularylookup.com as of Mar 29, 2018 18 Xeris Pharmaceuticals, Inc. ©2017-2018 All Rights Reserved

Application of ready-to-use glucagon for additional conditions associated with hypoglycemia Ready-to-use, room-temperature stable liquid glucagon formulation enables development for multiple hypoglycemic indications • Post-Bariatric Hypoglycemia (PBH) − NIH-sponsored Phase 2a Proof-of-Concept (POC) trial at Joslin Diabetes Center − Received Orphan Drug Designation in severe population − Ready-to-use vial and open- or closed-loop pumps − US patient population: ~30K • Congenital Hyperinsulinism (CHI) − NIH-sponsored Phase 2 POC trial ongoing − Received Orphan Drug Designation in US & EU − Continuous Subcutaneous Infusion (CSI) glucagon − US patient population: ~6,200 • Hypoglycemia-Associated Autonomic Failure (HAAF) − Phase 2a POC trial results in 1H 2019 − CSI glucagon − US patient population: ~430K • Exercise-induced Hypoglycemia (self-administration) − Helmsley-sponsored Phase 2a POC results published in Diabetes Care − Mini-dose of glucagon (MDG) − US patient population: subset of those on insulin who exercise regularly • Glucagon component of bi-hormonal artificial pancreas 19 Xeris Pharmaceuticals, Inc. ©2017-2018 All Rights Reserved

Dual-Hormone Closed-Loop System and Xeris • Jessica Castle, MD / Oregon Health and Science University (OHSU) − Funded by JDRF − Xeris provides glucagon • A Randomized, Three-way, Cross-over Study to Assess the Efficacy of a Dual-hormone Closed-loop System With XeriSol™ Glucagon vs Closed-loop System With Insulin Only vs a Predictive Low Glucose Suspend System (NCT03424044) • Subjects undergo a 76 hour study with 9 hours inpatient and 67 hours outpatient using the closed-loop artificial pancreas controller − Insulin and glucagon delivery: Omnipod (Insulet Corp) − CGM: Dexcom G5 • Primary endpoint: % of time with sensed glucose < 70 mg/dl • Target enrollment N=19 subjects − 8 screened to date − 5 randomized for dosing ➢ 3 subjects have completed dual-hormone Xeris glucagon arm • Estimated completion date: 1H 2019 20 Xeris Pharmaceuticals, Inc. ©2017-2018 All Rights Reserved

Ready-to-Use Products for Epilepsy and Diabetes Xeris Pharmaceuticals, Inc. ©2017-2018 All Rights Reserved

Diazepam presentation as rectal gel for refractory epilepsy is suboptimal • Diastat® (diazepam rectal gel) − Effective when administered properly − Can be given in outpatient setting − AcuDial™ system offers dosing flexibility − Delivery issues: • 13-step administration • Leakage, tip breakage • Dose expulsion • Discomfort • Socially problematic − Market research suggests product underutilized due to route of administration • Xeris’ diazepam rescue product addresses Diastat challenges − Auto-injector is a patient-friendly alternative to rectal administration − Easy-to-use − Low-volume injection, small needle − No refrigeration necessary 22 Xeris Pharmaceuticals, Inc. ©2017-2018 All Rights Reserved

Pramlintide-Insulin co-formulation represents a potential advancement in the meal-time insulin market • Product Profile − Co-formulation (single injection) insulin and pramlintide − Prandial meal-time use − Multi-dose auto-injector, ready-to-use vial and syringe • Product Benefits − Reduction in number of injections (3 vs. 6) relative to co-administration − Same benefits of pramlintide co-administration with insulin • Reduction in HbA1c • Reduced meal-time insulin dose requirement • Increased time in glycemic range, improved post-prandial glucose control • Increased weight loss − Potential removal of blackbox hypoglycemia warning − Potential improved patient-reported outcomes • Program Assumptions − 505(b)(2) development pathway − Phase 3 pivotal clinical program anticipated • Target U.S. Patient Population: 350-390K 23 Xeris Pharmaceuticals, Inc. ©2017-2018 All Rights Reserved

Xerisol Pramlintide-Insulin Efficacy in Diabetic Rat Model Combination of single injection XeriSol™ products show similar efficacy to combination two injection dosing of commercial Symlin and insulin products Xeris Pharmaceuticals, Inc. ©2017-2018 All Rights Reserved

Business Partnering Opportunities Xeris Pharmaceuticals, Inc. ©2017-2018 All Rights Reserved

Technology Platform Collaborations (“TPCs”) Apply Xeris technology platforms to other companies’ proprietary • 3 projects active drugs − Regeneron: XeriJectTM mAbs − Asahi Kasei: XeriJectTM biologic product − Islet Sciences: XeriSolTM co-formulation TPCs are self-funded and partner of a peptide & small molecule for resourced insulin-dependent diabetes • Several projects under discussion with Potential for project milestone pharma and biopharma companies payments and royalty stream Industry visibility for Xeris 26 Xeris Pharmaceuticals, Inc. ©2017-2018 All Rights Reserved

Xeris value proposition summary Specialty pharmaceutical enterprise with two unique and broadly applicable formulation technologies Strong patent protection through 2036 Leadership position in ‘ready-to-use’ glucagon for multiple hypoglycemia indications Several near-term catalysts including 2019 revenue potential from Glucagon Rescue Pen for severe hypoglycemia Pipeline of innovative and valuable follow-on indications and product candidates Strong cash position and experienced leadership team 27 Xeris Pharmaceuticals, Inc. ©2017-2018 All Rights Reserved

28 Xeris Pharmaceuticals, Inc. ©2017-2018 All Rights Reserved